UNITED STATES
                SECURITIES EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                          FORM 8-K/A

                        CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2002

                    REDCELL POWER CORPORATION
     (Exact name of registrant as specified in its charter)


      Delaware                             13-4067173
----------------------                 ------------------
State of Incorporation                 IRS Employer ID No.

1250-999 West Hastings
Vancouver, British Columbia                 V6C 2W2
--------------------------------          -----------
Address of principal Executive Offices      Zip Code

Registrant's Telephone Number    (604) 605-8852

Item 1.  Changes in Control of Registrant

On May 23, 2002, the Company acquired 100,000 shares of common stock, $1.00 par value, of Redcell Canada Inc., (hereinafter "Redcell") a company incorporated under the laws of the province of Alberta.

The acquisition was consummated by the execution of an Acquisition Agreement dated May 7, 2002. The shares acquired by the Company represented one hundred (100%) percent of all of Redcell's then currently issued and outstanding common stock in a tax free stock-for-stock acquisition. The aggregate purchase price paid by the Company for the Redcell common shares was 8,000,000 newly issued shares of post-reverse split shares of voting common stock of the Company, $0.001 par value. These shares will be issued to the sellers of the Redcell shares subsequent to a 1 for 10 reverse split by the Company of its voting common stock. Additionally, pursuant to the terms of the Acquisition Agreement the sum of 257,501 shares of common stock of the company, held by the previous majority shareholders of the company, shall be canceled.

As a result of the foregoing transaction, there was a change in control of the company to the shareholders of Redcell. The shareholders of Redcell now hold approximately 99% of the outstanding shares of common stock of the company. Furthermore, Messrs. Shane Henty Sutton, David Sutton and Peter Moulinos have resigned as directors of the Company and Messrs. Cameron King and Johannes Retief have been appointed as directors. The resigning directors have no disagreement with the registrant and have resigned as a normal course of change of control.


Item 2.  Acquisition or Disposition of Assets

On May 23, 2002, the Company acquired 100,000 shares of common stock, $1.00 par value, of Redcell Canada Inc., (hereinafter
"Redcell") a company incorporated under the laws of the province of Alberta.

The acquisition was consummated by the execution of an Acquisition Agreement dated May 7, 2002. The shares acquired by the Company represented one hundred (100%) percent of all of Redcell's then currently issued and outstanding common stock in a tax free stock-for-stock acquisition. The aggregate purchase price paid by the Company for the Redcell common shares was 8,000,000 newly issued shares of post-reverse split shares of voting common stock of the Company, $0.001 par value. These shares will be issued to the sellers of the Redcell shares subsequent to a 1 for 10 reverse split by the Company of its
voting common stock.   Additionally, pursuant to the terms of the
Acquisition Agreement the sum of 257,501 shares of common stock of the company, held by the previous majority shareholders of the company, shall be canceled.

As a result of the foregoing transaction, there was a change in control of the company to the shareholders of Redcell. The shareholders of Redcell now hold approximately 99% of the outstanding shares of common stock of the company. Furthermore, Messrs. Shane Henty Sutton, David Sutton and Peter Moulinos have resigned as directors of the Company and Messrs. Cameron King and Johannes Retief have been appointed as directors. The resigning directors have no disagreement with the registrant and have resigned as a normal course of change of control.

There was no material relationship between the Company and Redcell prior to the acquisition by the company of the Redcell shares.


Item 5.  Other Events and Regulation FD Disclosure.

Control of the company has now passed to the shareholders of Redcell. The company shall now adopt the business plan of Redcell and proceed with the business operations of Redcell. Additionally, the company has changed its name to "RedCell Power Corporation" and shall file an amendment to its certificate of incorporation reflecting the name change.

RedCell seeks to market and distribute quality portable power batteries, such as alkaline, photo lithium, watch, calculator, hearing aid and cordless telephone batteries, through strategic partnerships secured by RedCell with premier associations and well known entities. Redcell will seek to have its batteries produced by quality manufacturer who shall in turn allow Redcell to distribute these power products bearing the Redcell name and logo. Without the overhead associated with the manufacture of power products, RedCell believes it will be able to offer packages, which contain more product than competitors, at the same price point.

RedCell owns or has rights to various trademarks, copyrights and trade names used in its business, including the following:
RedCell, RedCell Batteries, RedCell.com, "Power of Performance".

Redcell currently has strategic marketing partnerships with NASCAR, the Dallas Cowboys, and Mattel products, which are all well known US household associations and entities, and which Redcell believes shall allow for a cross-branding of products and allow Redcell the opportunity to obtain brand name recognition and demand for its products through these partnerships. RedCell shall also seek to develop further strategic partnership to market and distribute its power batteries. The goal shall be to market these products to the public, bearing both the RedCell brand name and the strategic partner's name, to consumers who are loyal to the strategic partner and who shall benefit from the use of RedCell's quality portable power batteries.

RedCell shall outsource its warehousing and distribution of its products to Warehousing Services Incorporated ("WSI"), which shall provide all shipping, storing and receiving services. WSI shall provide a sophisticated Product Control System, which will interface directly with RedCell accounting and inventory systems.

RedCell maintains a United States office, located at 3875
Industrial Avenue, Hemet, California 92545, and a Canadian office
1250-999 West Hastings Street, Vancouver, British Columbia V6C
2W2.

President and Chief Executive Officer of RedCell is Mr. Cameron King. He has previously held senior positions at the Bank of Nova Scotia before joining Durex Camline Wear Technology as President. Here he obtained significant sales and marketing experience.

Chief Operating Officer is Dr. Jannie Retief. He is a former director for Langeberg Foods International, a prominent UK based exporter to over fifty countries worldwide. He has held the Chief Executive Officer position at a UK wine wholesaler and the Marketing and Sales Director role at KWV, one of the largest wine and spirit producers in the world.



Item 7.   Financial Statements and Exhibits

The consolidated financial statements of RedCell Power
Corporation, prepared pursuant to Regulation S-X, appear below as follows:

      Auditors' Report
      Consolidated Statements of Loss and Deficit
      Consolidated Statements of Stockholders' Equity
      Consolidated Balance Sheets
      Consolidated Statements of Cash Flows
      Notes to the Consolidated Financial Statements



A copy of the Acquisition Agreement between the Company and Redcell Canada Inc., is attached hereto as an exhibit.

AUDITOR'S REPORT

To the Shareholders of
RedCell Power Corporation
(formerly Infobooth, Inc.)
(a Development Stage Company)

We have audited the consolidated balance sheet of RedCell Power Corporation (formerly Infobooth, Inc.) (a development stage company) as at May 23, 2002 and the consolidated statements of loss and deficit, stockholders' equity, and cash flows for the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these consolidated financial statements present fairly, in all material respects, the financial position of the Company as at May 23, 2002 and the results of its operations and its cash flows for the period then ended in accordance with generally accepted accounting principles in the United States of America.

The financial statements as at December 31, 2000 and for the year then ended were audited by another auditor who expressed an opinion without reservation on those statements in their report dated March 14, 2001.

The accompanying financial statements referred to above have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company is in the development stage, and has no permanently established source of revenue and is dependent on its ability to raise capital from shareholders or other sources to sustain operations. These factors, along with other matters as set forth in Note 1, raise substantial doubt that the Company will be able to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


Vancouver, Canada
July 22, 2002                               Chartered Accountants

REDCELL POWER CORPORATION
(formerly Infobooth, Inc.)(a Development Stage Company)
Consolidated Statements of Loss and Deficit
(Stated in US Dollars)

                                                   December 31,   December 31,
For the period ended,               May 23, 2002      2001           2000
                                    -------------------------------------------
Sales                               $          -     $ 2,704,362    $1,970,527

Cost of goods sold                             -       2,793,225     1,469,310
                                    -------------------------------------------
Gross Margin                                   -         (88,863)      501,217
                                    -------------------------------------------
Administrative Expenses
 Advertising                             250,191       1,159,531     3,978,029
 Amortization                             21,096          47,753        26,341
 Bank charges and interest                 1,977       1,128,968        (9,858)
 Insurance                                 3,913          29,326        15,074
 Management fees                               -         205,434             -
 Office and miscellaneous                  8,435          83,660        38,074
 Professional fees                       247,424         566,830       205,826
 Salaries, wages and benefits             68,803         407,157       188,688
 Telephone                                 3,573          30,623        16,073
 Trade shows                                   -          47,585       101,917
 Travel and promotion                     22,839         197,897       196,963
 Warehousing fees                        104,847         268,910             -
                                    -------------------------------------------
                                         733,098       4,173,674     4,757,127
                                    -------------------------------------------
Loss for the period                     (733,098)     (4,262,537)   (4,255,910)

Deficit, beginning of period         (13,286,763)     (9,024,226)   (4,768,316)
                                    -------------------------------------------
Deficit, end of period              $(14,019,861)   $(13,286,763)  $(9,024,226)
                                    ===========================================


REDCELL POWER CORPORATION
(formerly Infobooth, Inc.)(a Development Stage Company)
Consolidated Statements of Stockholders' Equity
(Stated in US Dollars)

                       Number of         Additional Paid  Accumulated
                        Shares    Amount   In Capital      Deficit     Total
                       ---------------------------------------------------------
Capital stock issued     283,003  $   688            -$(13,286,763)$(13,286,763)

Stock issued to effect
the acquisition of
subsidiary (Note 3)    8,000,000    8,000                                 8,000

Mutual release of debt
owed to Redmond Capital
Corp. (Note 9)                 -        -   11,300,988           -   11,300,988

Mutual release of debt
owed to 771069 Alberta
Ltd. (Note 6)                  -        -    1,726,000                1,726,000

Net loss for the period        -        -            -    (733,098)    (733,098)
                       ---------------------------------------------------------
Balance
May 23, 2002           8,283,003   $8,688  $13,026,988$(14,019,861)  $ (984,185)
                       =========================================================


REDCELL POWER CORPORATION
(formerly Infobooth, Inc.)(a Development Stage Company)
Consolidated Balance Sheets
(Stated in US Dollars)

                                                   December 31,   December 31,
For the period ended,               May 23, 2002      2001           2000
                                    -------------------------------------------
ASSETS

Current
 Cash                                $    17,817    $   197,524    $    57,387
 Accounts receivable                      52,220         49,026        472,586
 Advances receivable                           -          9,000        225,590
 Inventory (note 4)                    3,084,783      3,059,783      2,884,958
 Refundable deposit                            -              -        300,000
 Prepaid expenses                         10,193          2,200         29,946
                                    -------------------------------------------
                                       3,165,013      3,317,533      3,970,467

Capital assets (note 5)                  255,349        251,444        168,931
Trademark (note 6)                             -              -              -
Goodwill (note 3)                         19,693              -              -
                                    -------------------------------------------
                                     $ 3,440,055    $ 3,568,977    $ 4,139,398
                                    ===========================================

LIABILITIES

Current
 Accounts payable and accrued
   liabilities                       $ 1,483,954    $ 1,394,934    $ 1,029,049
 Convertible notes payable (note 7)       96,660              -              -
 Due to related companies
   (notes 6 and 8)                     2,843,626     15,460,118     12,133,887
                                    -------------------------------------------
                                       4,424,240     16,855,052     13,162,936
                                    ===========================================

STOCKHOLDERS' EQUITY

Common stock, $0.001 par value
 25,000,000 shares authorized
 9,080,003 shares outstanding              8,688            688            688

Additional paid in capital            13,026,988              -              -

Deficit                              (14,019,861)   (13,286,763)   ( 9,024,226)
                                    -------------------------------------------
                                        (984,185)   (13,286,075)   ( 9,023,538)
                                    -------------------------------------------
                                     $ 3,440,055    $ 3,568,977    $ 4,139,398
                                    ===========================================

REDCELL POWER CORPORATION
(formerly Infobooth, Inc.)(a Development Stage Company)
Consolidated Balance Sheets
(Stated in US Dollars)

                                                   December 31,   December 31,
For the period ended,               May 23, 2002      2001           2000
                                    -------------------------------------------
Cash provided by (used for)

Operating activities
 Loss for the period                 $  (733,098)   $(4,262,537)   $(4,255,910)

 Adjustments to reconcile net loss
 to cash:
   Amortization                           21,096         47,753         26,341
                                    -------------------------------------------
                                        (712,002)    (4,214,784)    (4,229,569)

Changes in non-cash working capital items
 Accounts receivable                      (3,194)       423,560       (472,586)
 Advances receivable                       9,000        216,590       (225,590)
 Inventory                               (25,000)      (174,825)    (2,884,958)
 Refundable deposit                            -        300,000       (300,000)
 Prepaid expenses                         (7,993)        27,746        (29,946)
 Accounts payable and
   accrued liabilities                   118,327        365,885        700,642
                                    -------------------------------------------
                                        (620,862)    (3,055,828)    (7,442,007)
                                    -------------------------------------------

Financing activities
 Convertible notes payable                96,660              -              -
 Advances from related companies         369,496      3,326,231      7,724,960
                                    -------------------------------------------
                                         466,156      3,326,231      7,724,960
                                    -------------------------------------------
Investing activity
 Purchase of capital assets              (25,001)      (130,266)      (130,313)
                                    -------------------------------------------
Increase(decrease) in cash during
 the period                             (179,707)       140,137        152,640

Cash, beginning of period                197,524         57,387       ( 95,253)
                                    -------------------------------------------
Cash, end of period                   $   17,817     $  197,524       $ 57,387
                                    ===========================================


Supplemental disclosure of non-cash financing and investing activities (notes 3,6 and 9)

REDCELL POWER CORPORATION
(formerly Infobooth, Inc.)(a Development Stage Company)
Notes to the Consolidated Financial Statements
(Stated in US Dollars)

May 23, 2002, and December 31, 2001 and 2000
--------------------------------------------

1. Nature of Operations

   The Company is in the development stage and following the reverse take over described in note 4, operates as a wholesale supplier of a private brand label of consumable battery products to retailers. The Company operates its warehouse facility based in Indiana U.S.A. and sells to U.S. based retailers.

   The Company was incorporated in the State of Delaware in February 1998. On May 23, 2002 the Company changed its name to RedCell Power Corporation.

   Prior to the reverse take over described in note 3 the Company's principal business purpose was to locate and consummate a merger or acquisition with a private entity.

   The accompanying financial statements have been prepared on the basis of accounting principles applicable to a going concern. Accordingly, they do not give effect to adjustment that would be necessary should the Company be unable to continue as a going concern and therefore be required to realize its assets and retire its liabilities in other than the normal course of business and at amounts different from those in the accompanying financial statements. The Company's ability to continue as a going concern is dependent upon achieving profitable operations and/ or upon obtaining additional financing. The outcome of these matters can not be predicted at this time.

2. Significant Accounting Policies

   (a)  Development stage company

      The Company is considered to be in the development stage as defined in Statement of Financial Accounting Standards No.
      7. As of May 23, 2002 the Company is devoting substantially all of its present efforts to developing its consumable battery business. All losses accumulated from this date will be considered part of the Company's development stage activities.

   (b)  Consolidation

      These consolidated financial statements include the accounts of the Company and its wholly owned subsidiary
      RedCell Canada Inc.

   (c)    Estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   (d)   Inventory

      Inventory is valued at the lower of cost and net realizable value.

      Net realizable value is based on the Company's ability to continue as a going concern (see note 1) and assumes the Company will be able to sell its inventory in the normal course of operations. If this assumption becomes invalid, the net realizable value may be materially different than currently recorded.

   (e)   Capital assets

      Capital assets are recorded at historical cost, in the year of acquisition, one-half of normal rates of amortization are used. The declining-balance method is used for the assets at the following annual rates:

           Office equipment                 20%
           Computer hardware                30%
           Warehouse equipment              20%

   (f)   Goodwill

      Goodwill is amortized on a straight line basis over a period of five years.

      Goodwill and any other long-lived assets to be held and used by the Company are continually reviewed to determine whether any events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. For long-lived assets to be held and used, the Company bases its evaluation on such impairment indicators as nature of the assets, the future economic benefit of the assets, any historical or future profitability measurements, as well as other external market conditions or factors that may be present. In the event that facts and circumstances indicate that the carrying amount of an asset may not be recoverable and an estimate of future undiscounted cash flows is less than the carrying amount of the asset, an impairment loss will be recognized.

   (g)   Revenue recognition

       Revenue realized from the sale of batteries is recognized at the time an order has been placed and delivered, fees have been determined, and collection is considered probable.

   (h)   Foreign currency translation

       The Company's functional currency is the U.S. dollar.
       Transactions in foreign currency are translated into U.S.
       dollars as follows:

          monetary items at the rate prevailing at the balance sheet date;
          non-monetary items at the historical exchange rate;
          revenue and expenses at the average rate of exchange in effect during the applicable accounting period.

   (i)  Stock-based compensation

      SFAS 123 "Accounting for stock based compensation", defines a fair value based method of accounting for employee stock options. Under this fair value method, compensation cost is measured at the date of grant based on the fair value of the award and is recognized over the vesting period. However SFAS 123 allows an entity to continue to measure compensation costs related to stock option costs in accordance with Accounting Principle Board Statement No. 25 (APB 25). The Company has elected to measure compensation related to stock options in accordance with APB 25. Accordingly, since the fair value of the shares was less than the price of the stock options at the date of grant, there is no compensation to be recognized under US GAAP.



   (j)  Loss per share

      Basic loss per share is calculated based on the weighted average number of shares outstanding during the period, in accordance with Statement of Financial Accounting Standards No. 128, "Earnings per Share". Basic loss per share and comprehensive loss per share have not been disclosed as they are not considered meaningful as the Company did not become widely-held until the date of these consolidated financial statements, May 23, 2002.


   (k)  Fair value of financial instruments

      The Company's financial instruments consist of cash, accounts receivable, and accounts payable and amounts due to related parties. Unless otherwise noted, it is management's opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments. The fair value of these financial instruments approximate their carrying values because of their short-term to maturity, unless otherwise noted.

   (l)  Income taxes

      Income taxes are provided for using the liability method of accounting in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes". A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting. Deferred tax expense (benefit) results from the net change during the year of deferred tax assets and liabilities.

   (m)  Comprehensive loss

      In June 1997, the FASB issued SFAS No. 130 "Reporting comprehensive income". SFAS 130 requires that total comprehensive income and comprehensive income per share be disclosed with equal prominence as net income and net income per share. Comprehensive income is defined as changes in shareholders' equity exclusive of transactions with owners such as capital contributions and dividends.


3.  Acquisition of RedCell Canada Inc. ("RCCI")

  Pursuant to an agreement dated May 23, 2002, the Company issued
  8,000,000 shares in exchange for all of the issued and outstanding shares of RCCI, a private company. An amending settlement agreement was also signed between the new shareholders of the Company, whereby certain debts were released in exchange for transfers of common shares of the Company (notes 6 and 9).

  These transactions resulted in the former shareholders of RCCI owning the majority of the issued and outstanding shares of the Company. Accounting principles applicable to reverse takeovers have been applied to record this acquisition using the purchase method of accounting.

  Under this basis of accounting, RCCI has been identified as the acquirer and, accordingly, the consolidated entity is considered to be the continuation of RCCI with the net liabilities of the Company deemed to have been assumed by RCCI.
  These liabilities have been capitalized as goodwill.


   The net liabilities assumed are summarized as follows:


   Cash                                      $          -
   Current liabilities                            (19,693)

   Net liabilities assumed                   $    (19,693)

   RCCI was incorporated in Alberta on June 15, 1998, and commenced operations on July 1, 1999.


4.  Inventory

                                           December 31,   December 31,
                             May 23, 2002      2001           2000
                            ------------------------------------------
Batteries                    $2,584,942     $2,559,942     $2,523,481
Packaging Materials             499,841        499,841        361,477
                            ------------------------------------------
                             $3,084,783     $3,059,783     $2,884,958
                            ==========================================


       5.  Capital Assets


                                                      December 31, December 31,
                               May 23, 2002               2001         2000
                  -------------------------------------------------------------
                                Accumulated   Net book   Net book    Net book
                     Cost       Amortization    Value     Value       Value
                  -------------------------------------------------------------
Office equipment   $ 142,609     $  36,760     $105,849  $  88,785   $ 52,833
Computer hardware     14,340         5,016        9,324     10,565      5,411
Warehouse equipment  193,590        53,414      140,176    152,094    110,687
                  -------------------------------------------------------------
                   $ 350,539     $  95,190     $255,349  $ 251,444   $168,931
                  =============================================================



6. Trademark

The Company's legal subsidiary, RedCell Canada Inc., has the worldwide right, title and interest in the trademark, "RedCell".
Costs associated with the trademark in prior years have been expensed as incurred.

The Trademark had been posted as security on a balance due to 771069 Alberta Ltd. ("771069") of $1,726,000, and was claimed in fiscal 2000 to perfect the security. Pursuant to a trademark priority agreement signed March 1, 2002 the Company was re-assigned the Trademark by 771069, and RCCI was released from the debt. In exchange the shareholders of the Company transferred 797,000 restricted common shares to 771069. The release of debt has been recorded as additional paid in capital during the period. In the event that these 797,000 common shares of the Company do not realize gross proceeds in excess of $1,726,000, the Trademark will revert back to 771069.


7. Convertible Notes Payable

During the period ended May 23, 2002 the Company was advanced funds by two private investors, these loans have been formalized in convertible note agreements. The terms of each loan are simple interest at 10%, payable semi-annually, with principal due 10 months from the date of advance. Each lender has committed to loan the Company up to a maximum of $450,000, amounts to be advanced within 5 days of request, and funds to be used solely for the business operations of the Company. The loans are convertible, in part or in whole, into restricted common shares of the Company at the option of the Company. The conversion rate to be determined by the lessor of a 30% discount of the average closing price of the Company's common stock for the five trading days preceding the conversion or $1.00 per share.

Under the convertible notes the Company is restricted from issuing common stock for less than $1.00, without the written permission of the Lender. In the event that the Company breaches this provision all principal and interest becomes immediately payable.


8.  Due to Related Companies

                                     December 31,   December 31,
                       May 23, 2002      2001           2000
                      ------------------------------------------
723958 Alberta Ltd.        $41,000      $       -    $        -
696321 Alberta Ltd.              -              -             -
771069 Alberta Ltd.
   (note 6)                      -      1,726,000     1,726,000
Amerind Industries Inc.          -              -             -
Redmond Capital
    Corporation(note 6)  2,802,626     13,734,118    10,407,887
                      ------------------------------------------
                        $2,843,626    $15,460,118   $12,133,887
                      ==========================================

   Amounts due to related parties due not bear interest, and have no stated terms of repayment. Management intends that these debts will be settled by the issuance of common shares of the Company from treasury, for a deemed price of $1.00 per share.


9.  Mutual Release of Debt

   Pursuant to a settlement amending agreement dated May 23, 2002 Redmond Capital Corp. ("Redmond") agreed to forgive debt of $11,300,988 owed to it by the Company's legal subsidiary RedCell Canada Inc. In exchange the shareholders of the Company transferred 4,510,667 common shares of the Company, of which 149,084 are currently free-trading, to Redmond which released RCCI from its obligation. This forgiveness has been recorded as additional paid in capital in the current fiscal period.

10.  Related Party Transactions

   During the year ended December 31, 2001 interest of $1,121,687 was paid to Redmond Capital Corp., at a rate of 10% on the monthly closing balance.


11.  Economic Dependence

   During the year ended December 31, 2001, approximately 90%
   (2000 - 86%) of the revenue earned by the Company was derived from sales with a single retailer.

12.  Commitments

    (a)  The Company currently leases office space in Vancouver
         Canada. The lease is for a term of 25 months and commenced on April 1, 2002.

         Minimum lease payments including estimated taxes and operating costs for each of the next three years are as follows:

           Remainder of fiscal 2002     $     35,427
           Fiscal 2003                        60,732
           Fiscal 2004                        25,305

    (b) The Company has an Agreement dated October 1, 2000 with the National Association of Car Auto racing ("NASCAR"), whereby the Company is obligated to make payments totaling $375,000 ($300,000 paid to May 23, 2002) in calendar 2002. Payments of an additional $400,000 are required with respect to the final year of the contract prior to January 1, 2003.

13.  Contingencies

   At May 23, 2002 the Company had several legal actions pending, the outcome of which is not determinable at this time. Management is of the opinion that the amount of settlements, if any, are not determinable and accordingly no provision has been made in these financial statements. In the event any loss is recognized, it would be recorded in the accounts in that period.

   (a) Separate actions by Scott Lagasse and Brett Bodine Racing for alleged breach of sponsorship agreements.

   (b) The Company has numerous creditors of long standing, any of which may commence an action.

   (c) The legal subsidiary, RedCell Canada Inc., has two judgments for CDN$160,000 and CDN$180,000 against it, which it assumed in an asset agreement dated June 1999, neither of which are currently recorded in the records of the Company.
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SIGNATURES

In accordance with the requirements of the Securities Exchange
Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: July 24, 2002
RedCell Power Corporation
(Registrant)

/s/ Cameron King
President and Chief Executive Officer